UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

EASTMAN CHEMICAL COMPANY

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ADDITIONAL INFORMATION REGARDING THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 7, 2020

The following Notice of Change of Location (the “Notice”) relates to the proxy statement (the “Proxy Statement”) of Eastman Chemical Company (“Eastman”), dated March 20, 2020 and first mailed and delivered to Eastman’s stockholders and filed with the Securities and Exchange Commission on March 25, 2020, in connection with the solicitation of proxies by the Board of Directors of Eastman to be voted at the Annual Meeting of Stockholders to be held on Thursday, May 7, 2020 (the “Annual Meeting”). The purpose of this Notice is to announce a change in the location of the Annual Meeting to a virtual meeting only, via webcast.

This Notice is being filed with the Securities and Exchange Commission and is being made available to stockholders on or about April 20, 2020.

THIS NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT

NOTICE OF CHANGE OF LOCATION OF

ANNUAL MEETING OF STOCKHOLDERS

Thursday, May 7, 2020 11:30 a.m. (EDT)	To register, please visit: https://register.proxypush.com/emn

To Our Stockholders:

Due to the public health impact of COVID-19 and to support the health and well-being of our stockholders, employees, and their families, the location of the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of Eastman Chemical Company (“Eastman”) has been changed to a virtual meeting format only, via webcast, as noted as a possibility in Eastman’s proxy statement filed with the Securities and Exchange Commission on March 25, 2020 (the “Proxy Statement”). You will not be able to attend the Annual Meeting physically in person. The Annual Meeting will continue to be held on Thursday, May 7, 2020 at 11:30 a.m. (EDT).

As described in the proxy materials for the Annual Meeting previously distributed, you are entitled to vote (or have voted for you by proxy) your shares at the Annual Meeting if you were a stockholder at the close of business on March 16, 2020, the record date for the meeting.

Eastman has designed the format of the Annual Meeting to provide stockholders with the same rights and opportunities to attend and participate as they would at an in-person meeting, using online tools to facilitate stockholder access and participation. To attend the Annual Meeting, stockholders must register in advance, using their control number and other information, at https://register.proxypush.com/emn prior to Thursday, April 30, 2020, at 5 p.m. (EDT). Stockholders may, during registration, submit questions concerning the matters to be considered at the Annual Meeting. Upon completing registration, stockholders will receive further instructions by e-mail, including links that will allow them to access the Annual Meeting and vote online and access the list of Eastman’s stockholders of record during the Annual Meeting. If you have already submitted a proxy to vote your shares, your shares will be voted at the Annual Meeting according to your instructions and you do not need to vote your shares at the Annual Meeting. Whether or not you plan to attend the virtual Annual Meeting, we urge you to vote in advance of the Annual Meeting by proxy in one of the ways described in the previously distributed proxy materials.

Please note that the proxy materials previously distributed, including the proxy and voting instruction form, will not be updated to reflect the change in location and may continue to be used to have your shares voted at the Annual Meeting.

For more information about the virtual Annual Meeting, please refer to the “Additional Information About the Virtual Annual Meeting” section on the next page of this Notice of Change of Location.

By order of the Board of Directors,

Clark L. Jordan

Corporate Secretary

April 20, 2020

The Proxy Statement and 2019 Annual Report and a link to the means to submit a proxy to vote by Internet are available at www.ViewMaterial.com/EMN.

ADDITIONAL INFORMATION ABOUT THE VIRTUAL ANNUAL MEETING

Attendance and Participation

Our virtual Annual Meeting will be conducted on the internet via webcast. Stockholders will be able to attend and participate online. Stockholders who choose to vote at the Annual Meeting will be able to vote their shares electronically during the Annual Meeting.

To attend the Annual Meeting, stockholders must register in advance, using their control number and other information, at https://register.proxypush.com/emn prior to Thursday, April 30, 2020, at 5 p.m. (EDT). Stockholders may, during registration, submit questions concerning the matters to be considered at the Annual Meeting. Upon completing registration, stockholders will receive further instructions by e-mail, including links that will allow them to access the Annual Meeting and vote online and access the list of Eastman’s stockholders of record during the Annual Meeting.

The Annual Meeting will begin promptly at 11:30 a.m. (EDT) on Thursday, May 7, 2020, though stockholders may log-in beginning at 10:30 a.m. (EDT). We encourage you to access the Annual Meeting prior to the start time. Online access to the Annual Meeting will begin at 11:15 a.m. (EDT).

The virtual Annual Meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Stockholders should ensure that they have a strong internet connection if they intend to attend or vote at the Annual Meeting. Attendees should allow plenty of time to log-in and ensure that they can hear streaming audio prior to the start of the Annual Meeting.

We have also provided details of how to attend, participate in and vote at the Annual Meeting on the “Annual Meeting” page of the “Investors” section of our website (www.eastman.com).

Questions and Information Accessibility

Stockholders may, during registration, submit questions concerning the matters to be considered at the Annual Meeting. Only questions pertinent to Annual Meeting matters will be addressed during the Annual Meeting. Questions that are substantially similar may be grouped and answered once to avoid repetition.

Additional information regarding the rules of conduct and other materials for the Annual Meeting, including the list of our stockholders of record, will be available, via link, during the Annual Meeting. In addition, we will make available a list of stockholders of record as of the record date for inspection by stockholders for any purpose germane to the Annual Meeting during the ten days preceding the Annual Meeting. To access the stockholder list during this time, please send your request, and proof of ownership, by email to corpsecy@eastman.com.

Technical Difficulties

If you encounter technical and logistical issues, including any difficulties accessing the virtual Annual Meeting during the log-in or meeting time, please call the support team at the numbers listed on the e-mailed instructions.

Eastman Announces Change to a Virtual Meeting Format for

2020 Annual Meeting of Stockholders

KINGSPORT, Tenn., Monday, April 20, 2020 – Due to the public health impact of COVID-19 and to support the health and well-being of its stockholders, employees, and their families, Eastman Chemical Company (NYSE:EMN) today announced that it will hold its 2020 Annual Meeting of Stockholders (“Annual Meeting”) in a virtual meeting format only, via webcast, in place of a physical gathering.

The Annual Meeting will be held on Thursday, May 7, 2020 at 11:30 a.m. (EDT) as originally scheduled, but without a physical location. Stockholders at the close of business on March 16, 2020 are eligible to attend and vote (or have voted by proxy) their shares at the Annual Meeting.

For additional information regarding how stockholders may attend, participate in, or vote at the Annual Meeting, please refer to Eastman’s supplemental proxy materials filed today with the U.S. Securities and Exchange Commission.

Founded in 1920, Eastman is a global specialty materials company that produces a broad range of products found in items people use every day. With the purpose of enhancing the quality of life in a material way, Eastman works with customers to deliver innovative products and solutions while maintaining a commitment to safety and sustainability. The company’s innovation-driven growth model takes advantage of world-class technology platforms, deep customer engagement, and differentiated application development to grow its leading positions in attractive end-markets such as transportation, building and construction, and consumables. As a globally inclusive and diverse company, Eastman employs approximately 14,500 people around the world and serves customers in more than 100 countries. The company had 2019 revenues of approximately $9.3 billion and is headquartered in Kingsport, Tennessee, USA. For more information, visit www.eastman.com.

# # #

Contacts:

Media: Tracy Kilgore Addington

423-224-0498 / tracy@eastman.com

Investors: Greg Riddle

212-835-1620 / griddle@eastman.com

Eastman Chemical Company

Virtual Stockholder Meeting Q&A

When is the Annual Meeting?

The Annual Meeting will be held on Thursday, May 7, 2020 at 11:30 a.m. (EDT).

How can stockholders participate in the Annual Meeting?

Our virtual Annual Meeting will be conducted on the internet via webcast. Stockholders will be able to attend and participate online. Stockholders who choose to vote at the Annual Meeting will be able to vote their shares electronically during the Annual Meeting.

To attend the Annual Meeting, stockholders must register in advance, using their control number and other information, at https://register.proxypush.com/emn prior to Thursday, April 30, 2020, at 5 p.m. (EDT). Stockholders may, during registration, submit questions concerning the matters to be considered at the Annual Meeting. Upon completing registration, stockholders will receive further instructions by e-mail, including links that will allow them to access the Annual Meeting and vote online and access the list of our stockholders of record during the Annual Meeting.

Stockholders are entitled to vote (or have voted for them by proxy) their shares at the Annual Meeting if they were a stockholder at the close of business on March 16, 2020, the record date for the meeting. If stockholders have already submitted a proxy to vote their shares, their shares will be voted at the Annual Meeting according to their instructions and they do not need to vote their shares at the Annual Meeting. Whether or not stockholders plan to attend the virtual Annual Meeting, we urge stockholders to vote in advance of the Annual Meeting by proxy in one of the ways described in the Proxy Statement that is linked on this website page.

How do stockholders register to attend the Annual Meeting?

Stockholders must register in advance, using their control number and other information, at https://register.proxypush.com/emn prior to Thursday, April 30, 2020, at 5 p.m. EDT. Upon completing registration, stockholders will receive further instructions by e-mail, including links that will allow them to access the Annual Meeting and vote online and access the list of our stockholders of record during the Annual Meeting.

How do stockholders that are beneficial owners register to attend the Annual Meeting?

The registration process is the same for stockholders whose shares are held in “street name” through a broker, bank, or other holder of record. See “How do stockholders register to attend the Annual Meeting?” above for more information.

When can stockholders join the virtual Annual Meeting?

Stockholders may log-in beginning at 10:30 a.m. (EDT) on May 7, 2020. Online access to the Annual Meeting will begin at 11:15 a.m. (EDT). The Annual Meeting will begin promptly at 11:30 a.m. (EDT).

Can stockholders submit questions?

Stockholders may, during registration, submit questions concerning the matters to be considered at the Annual Meeting.

Only questions pertinent to Annual Meeting matters will be addressed during the Annual Meeting. Questions that are substantially similar may be grouped and answered once to avoid repetition.

Will you make a list of stockholders entitled to vote at the Annual Meeting available?

The list of our stockholders of record will be available, via link, during the Annual Meeting. In addition, we will make available a list of stockholders of record as of the record date for inspection by stockholders for any purpose germane to the Annual Meeting during the ten days preceding the Annual Meeting. To access the stockholder list during this time, please send your request, and proof of ownership, by email to corpsecy@eastman.com.

If stockholders have already submitted their proxy, do they need to vote at the Annual Meeting?

If stockholders have already submitted a proxy to vote their shares, their shares will be voted at the Annual Meeting according to their instructions and they do not need to vote their shares at the Annual Meeting. Whether or not stockholders plan to attend the virtual Annual Meeting, we urge stockholders to vote in advance of the Annual Meeting by proxy in one of the ways described in the Proxy Statement that is linked on this website page.

Please note that the proxy materials previously distributed, including the proxy and voting instruction form, will not be updated to reflect the change in location and may continue to be used to have your shares voted at the Annual Meeting.

What if stockholders have technical or logistical difficulties?

If stockholders encounter technical and logistical issues, including any difficulties accessing the virtual Annual Meeting during the log-in or meeting time, they should call the support team at the numbers listed on the e-mailed instructions.

Where can stockholders find additional information?

For additional information regarding how stockholders may attend, participate in, or vote at the Annual Meeting, please refer to our supplemental proxy materials filed with the U.S. Securities and Exchange Commission on April 20, 2020. See “Additional Information Regarding the Annual Meeting of Stockholders,” which is linked on this website page.

Additional information regarding the rules of conduct and other materials for the Annual Meeting, including the list of our stockholders of record, will be available during the Annual Meeting.

What if stockholders have additional questions?

You may contact Gregory A. Riddle, Vice President, Investor Relations at griddle@eastman.com.